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                                  Exhibit 10(w)

                      THE NEWHALL LAND AND FARMING COMPANY
                         PREMIUM PRICE OPTION AGREEMENT


A. The Newhall Land and Farming Company ("Partnership") has implemented The Newhall Land and Farming Company 1995 Option/Award Plan (the "Plan") for the purpose of attracting and retaining the services of key employees (including officers) of the Partnership and any affiliated entities thereof, and non-employee Board members of the managing general partner of the Partnership, and its managing general partner.

B. Optionee is an individual who is to render valuable services to the Partnership or one or more affiliated entities thereof, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Partnership's grant of an option to Optionee.

C. All capitalized terms shall have the meaning as those terms are defined in the Plan unless otherwise indicated.


        1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Partnership hereby grants to ______________ (the "Optionee"), as of November 19, 1997 (the "Grant Date"), an option (the "Option") to purchase from the Partnership from time to time during the option term, (i) ___________ Partnership units ("Units") at an exercise price of $31.30 per Unit (the "Tranche I Options"), and (ii) _____________ Units at an exercise price of $33.39 per Unit (the "Tranche II Options").

        2. NO TANDEM OPTION/APPRECIATION RIGHTS. This Option is not granted in tandem with any appreciation right.

        3. OPTION TERM. This Option shall expire at the close of business on the fifth anniversary of the Grant Date (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 5, 6, 9 or 10.

        4. LIMITED TRANSFERABILITY. This Option shall be exercisable only by Optionee during Optionee's lifetime and shall not be transferable or assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death. However, Optionee may designate a beneficiary who may exercise the Option or receive compensation under the Option after Optionee's death.

        5.      EXERCISE OF OPTION.

               a. VESTING OF TRANCHE I OPTIONS: The Tranche I Options shall become exercisable on November 20, 2000 if Optionee's Service has not terminated prior to November 20, 2000 and either:

                      (i) The Fair Market Value (as defined below) of a Unit equals or exceeds $31.30 per Unit for any ten of any twenty consecutive trading days during the period beginning on and including November 19, 1997 and ending on and including November 19, 1999; or


                      (ii) The Total Percentage Return with respect to a Unit for the period beginning November 19, 1997 through November 20, 1999 equals or exceeds the 75th Percentile of the Shareholder Return of the Peer Group (as defined below) for the same period.


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        If neither of the tests set forth in (i) or (ii) above is satisfied, then, except as set forth in Paragraph 9, the Tranche I Options shall be unexercisable and shall be cancelled.

               b. VESTING OF TRANCHE II OPTIONS. The Tranche II Options shall become exercisable in full on November 20, 2000, if Optionee's Service has not terminated prior to November 20, 2000 and either:

                      (i) The Fair Market Value of a Unit equals or exceeds $33.39 per Unit for any ten of any twenty consecutive trading days during the period beginning on and including November 19, 1997 and ending on and including November 19, 2000; or

                      (ii) The Total Percentage Return with respect to a Unit for the period beginning November 19, 1997 through November 20, 2000 equals or exceeds the 75th Percentile of the Shareholder Return of the Peer Group (as defined below) for the same period.

        If neither of the tests set forth in (i) or (ii) above is satisfied, then, except as set forth in Paragraph 9, the Tranche II Options shall be unexercisable and shall be cancelled.

               c. PRO-RATED VESTING IF UNIT PRICE TESTS ARE MET AND SERVICE CEASES PRIOR TO NOVEMBER 20, 2000. If Optionee's Service is terminated prior to November 20, 2000, such Service was not terminated as a result of an event described in Paragraph 6(a), and the test for the exercise of Tranche I or Tranche II or both set forth in Paragraph 5(a)(i) or 5(b)(i), as applicable, are met prior to the date that Service terminates, then this Option shall become exercisable, on the date of termination of Service, with respect to the number of Units, calculated separately for each Tranche, equal to (x) the number of Units in such Tranche that Optionee could have purchased under this Option if his Service had not terminated prior to November 20, 2000, multiplied by (y) the number of days in the period beginning with and including November 20, 1997 and ending with and including the date Service ceases, divided by (z) 1,096.

        This Option shall not become exercisable for any additional Units following Optionee's cessation of Service.

        6.     EFFECT OF CESSATION OF SERVICE.

               a. CESSATION OF SERVICE AS A RESULT OF MISCONDUCT. Should (i) Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Partnership or any parent or subsidiary, then in any such event this Option shall terminate immediately and cease to be outstanding.

               b. CESSATION OF SERVICE IN OTHER CIRCUMSTANCES. If Optionee ceases Service and Paragraph 6(a) does not apply to such termination, the Option shall terminate in accordance with the following provisions:

                      (i) This Option shall immediately terminate and cease to be outstanding for any Units for which it is not exercisable at the time of Optionee's cessation of Service.


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                      (ii) Should Optionee cease Service for any reason other
than death or Retirement while this Option is outstanding, then this Option shall be exercisable for all of the Units for which this Option is exercisable at the time of such cessation of Service. Such right shall lapse, and this Option shall terminate and cease to remain outstanding, upon the earlier of (i) the expiration of the three (3)-month period measured from the date of Optionee's cessation of Service, or (ii) the Expiration Date.

                      (iii) Should Optionee die while this Option is outstanding, or within three (3) months after Optionee ceases Service, then Optionee's designated beneficiary, or, if no beneficiary has been designated, Optionee's estate or heirs shall have the right to exercise the Option for any or all of the Units for which this Option is exercisable at the time of Optionee's death. Such right shall lapse, and this Option shall terminate and cease to remain outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death, or (ii) the Expiration Date.

                      (iv) Should Optionee Retire while this Option is outstanding, then this Option shall be exercisable for all of the Units for which this Option is exercisable at the time of such Retirement. Such right shall lapse, and this Option shall terminate and cease to remain outstanding upon the earlier of (i) the expiration of the thirty-six (36)-month period measured from the date of Optionee's Retirement, or (ii) the Expiration Date.

        7. DEFINITIONS. For purposes of this Agreement, the following definitions shall apply:

               (a) "Fair Market Value" shall mean, with respect any security, the closing selling price of such security as quoted on the New York Stock Exchange Composite Tape on the date in question. If the security is not listed or admitted for trading on the NYSE, but is listed or traded on another established stock exchange or national market system (including without limitation the NASDAQ National Market System), the Fair Market Value of the security shall be the closing sales price for such security on such exchange or national market system.

               (b) "Total Percentage Return" shall mean, with respect to a security, (x) the increase, if any, during the relevant period in the Fair Market Value of a hypothetical fund consisting of one such security plus the number of such securities that could be acquired by the end of the period through the immediate reinvestment of distributions made during the period on the security (and, for the remainder of the period after their acquisition, on the additional securities so acquired), divided by (y) the Fair Market Value of one such security at the beginning of the period. The Fair Market Value of one outstanding unit of the Partnership at the beginning of the period has been determined to be $25.04. The beginning Fair Market Value of the common equity securities of the companies in the Peer Group are shown on Exhibit A.

               (c) The "75th Percentile of the Shareholder Return of the Peer Group" for a measured period is calculated as follows. The Total Percentage Return is calculated for the common equity security of each company in the Peer Group for the applicable period. The 75th Percentile is the Total Percentage Return which is greater than seventy-five percent of the Total Percentage Returns of all the companies in the Peer Group.

               (d) "Peer Group" means the companies identified on Exhibit A hereto; provided, however, if the common equity securities of a company are not publicly traded during any portion of a measurement period, such company will be excluded from the Peer Group for such measurement period.


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               (e) Optionee shall be deemed to remain in "Service" for so long as such individual renders services on a periodic basis to the Partnership (or any subsidiary or other affiliated entity) in the capacity of an employee.

               (f) An entity shall be considered to be a "subsidiary" of the Partnership if it is a member of an unbroken chain of entities beginning with the Partnership, provided each such entity in the chain (other than the last entity) owns, at the time of determination, securities possessing fifty percent (50%) or more of the total combined voting power of all classes of securities in one of the other entities in such chain.

               (g) An entity shall be considered to be a "parent" of the Partnership if it is a member of an unbroken chain ending with the Partnership, provided each such entity in the chain (other than the Partnership) owns, at the time of determination, securities possessing fifty percent (50%) or more of the total combined voting power of all classes of securities in one of the other entities in such chain.

               (h) "Retirement" shall mean the Optionee's cessation of Service on or after either of the following: (x) the first day of the month coinciding with or next following Optionee's sixty-fifth (65) birthday; or (y) the first day of a calendar month after meeting the age and service requirements for early retirement, which are: Optionee's years of service for the Partnership or an affiliated entity meet or exceed ten (10) years of service, and Optionee has attained age 55.

        8.     ADJUSTMENT IN UNITS.

               a. If any change is made to the Units issuable under the Plan (whether by reason of merger, consolidation, reorganization, recapitalization, Unit distribution, Unit split, combination of Units, exchange of Units, or other change in partnership or capital structure of the Partnership), or if the Partnership makes a distribution to holders of Units which results from the sale or disposition of a major asset or separate operating division of the Partnership, which would materially dilute the rights of option holders', then the Committee shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and price per Unit in effect under each outstanding option under the Plan and (iii) the maximum number of Units issuable to one individual pursuant to Paragraph 1.3.D of the Plan. The purpose of these adjustments will be to preclude the enlargement or dilution of rights and benefits under the options:


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               b. If any change is made to the Units issuable under the Plan by reason of a Structural Transaction or a Change in Control that does not result in the termination of all outstanding options, the Committee may adjust the maximum number of Units issuable under the Plan, the number of Units subject to options, and the option price, as provided in Paragraph 1.3.C. of the Plan.

        9. ACCELERATION OF OPTIONS. Irrespective of whether or not the tests set forth in Paragraph 5(a) or 5(b) have been met, in the event of a Structural Transaction or Change in Control as defined in the Plan, this Option will be automatically accelerated and shall become fully exercisable; provided, however, no acceleration of Options will occur with respect to Optionee if Optionee's Service has terminated prior to the date of the Structural Transaction or Change of Control.

        10. CANCELLATION OF OPTION. In the event of any Structural Transaction, the Committee shall have the discretion to cancel outstanding options in whole or in part, subject to such conditions as the Committee may determine, upon payment to the Optionee with respect to each cancelled option, an amount in cash not less than the difference between (i) the Fair Market Value (at the effective date of such Structural Transaction) of the consideration the Optionee would have received if the Option had been exercised immediately prior to the effective date of such Structural Transaction and (ii) the exercise price of such Option.

        11. PARTNERSHIP STRUCTURE. The grant of this Option shall in no way affect the Partnership's right to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer any part of its business or assets.

        12. PRIVILEGE OF UNITHOLDER RIGHTS. The holder of this Option shall not have any of the rights of a unitholder with respect to the Units until such individual shall have exercised the Option and paid the exercise price for the purchased Units.

        13. WITHHOLDING. Grantee may elect to have the Partnership withhold, from the Units otherwise issuable pursuant to this Option, one or more of such Units with an aggregate Fair Market Value equal to the Federal, state and local employment and income taxes ("Taxes") incurred in connection with the acquisition of such Units. Grantee may also deliver previously acquired Units held for the requisite period to avoid a charge to earnings in satisfaction of such Taxes. The withheld or delivered Units will be valued at Fair Market Value on the applicable determination date for such Taxes.

        14. MANNER OF EXERCISING OPTION. In order to exercise this Option with respect to all or any part of the Units for which this Option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's designated beneficiary, executor, administrator, heir or legatee, as the case may be) must take the following actions:

               a. Deliver to the Secretary of the Partnership an executed notice of exercise in the form provided by the Partnership (the "Exercise Notice") in which there is specified the number of Units which are to be purchased under the exercised Option.

               b. Pay the aggregate exercise price for the purchased Units through one or more of the following alternatives:

                      (i) in cash or cash equivalents made payable to the Partnership;


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                      (ii) in Units valued at their Fair Market Value as of the
Exercise Date (defined below) and held for the requisite period in order to avoid a charge to earnings (currently six (6) months, but subject to change);

                      (iii) through a sale and remittance procedure under which the Optionee delivers a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Partnership the amount of sale proceeds to pay the Option price; or

                      (iv) such other lawful consideration as the Committee shall determine.

               For purposes of clause (ii) immediately above, the "Exercise Date" is the date on which written notice of the exercise of the Option is delivered to the Partnership. In all other cases, the Exercise Date is the date on which written notice and actual payment is received by the Partnership.

               Except to the extent the sale and remittance procedure specified above is utilized in connection with the Option exercise, payment of the exercise price for the purchased Units must accompany the Exercise Notice.

               Furnish to the Partnership appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

               As soon as practical after receipt of the Exercise Notice, the Partnership shall mail or deliver to or on behalf of Optionee (or any other person or persons exercising this Option in accordance herewith) a depositary receipt representing the purchased Units.

               In no event may this Option be exercised for any fractional
Units.

        15. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

        16. COUNTERPARTS. The Option may be executed in counterparts each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        17. COMPLIANCE WITH LAW AND REGULATIONS. The exercise of this Option and the issuance of Units upon such exercise shall be subject to compliance by the Partnership and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Partnership's Units may be listed at the time of such exercise and issuance.

        18. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 4, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the designated beneficiaries, successors, administrators, heirs and legal representatives of Optionee and the successors and assigns of the Partnership.

        19. LIABILITY OF PARTNERSHIP. The inability of the Partnership to obtain approval from any regulatory body having authority deemed by the Partnership to be necessary to the lawful issuance and sale of any Units pursuant to this Option shall relieve the Partnership of any liability with respect to the non-issuance or sale of the Units as to which such approval shall not have been obtained. The Partnership shall, however, use its best efforts to obtain all such approvals.


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        20. NO EMPLOYMENT/SERVICE CONTRACT. Nothing in this Agreement or in the
Plan shall confer upon Optionee any right to continue in the Service of the Partnership (or any subsidiary or other affiliated entity employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Partnership (or any affiliated entity) or Optionee, which rights are hereby expressly reserved by each party, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

        21. NOTICES. Any notice required to be given or delivered to the Partnership under the terms of this Agreement shall be in writing and addressed to the Partnership in care of the Corporate Secretary at Newhall Management Corporation, 23823 Valencia Boulevard, Valencia, CA 91355. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the signature page hereto.

        All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

        22. CONSTRUCTION. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan; provided, however, in the event of a conflict between the terms of this agreement and the terms of the Plan, the terms of this agreement will prevail. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this Option.

        23. WITHHOLDING. Optionee shall make appropriate arrangements with the Partnership or any parent, subsidiary or affiliated entity employing Optionee for the satisfaction of all Federal, state or local income and employment tax withholding requirements applicable to the exercise of this option.
                                              * * *


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                       [SIGNATURE PAGE TO PREMIUM PRICE OPTION AGREEMENT]

        IN WITNESS WHEREOF, Optionee and the Partnership have caused this Agreement to be executed as of March 5, 1998.


                                 THE PARTNERSHIP

                                 The Newhall Land and Farming Company
                                 (a California Limited Partnership)


                                 By:  Newhall Management Limited Partnership,
                                      Managing General Partner

                                 By: Newhall Management Corporation, Managing General Partner


                                 By:
                                    --------------------------------------------
                                      Thomas H. Almas
                                      Vice President - Admin. and Secretary


                                 OPTIONEE

                                 -----------------------------------------------
                                 Signature


                                 Name:
                                      ------------------------------------------

                                 Address:
                                         ---------------------------------------

                                         ---------------------------------------


I designate the following beneficiary(ies):

                                   Relationship:
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Address:
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